UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22712

Premier Multi-Series VIT

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna—

1633 Broadway, New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: December 31, 2016

Date of reporting period: June 30, 2016

ITEM 1. REPORT TO SHAREHOLDERS

Premier Multi-Series VIT

NFJ Dividend Value Portfolio

Semiannual Report

June 30, 2016

2 – 3	Letter from the President

4 – 5	Portfolio Summary

6	Important Information

7 – 9	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statement of Changes in Net Assets

13	Financial Highlights

14 – 18	Notes to Financial Statements

19	Changes to Board of Trustees and Portfolio Officers

20 - 22	Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements

23 – 24	Privacy Policy

Thomas J. Fuccillo

President & CEO

Dear Shareholder,

The US economy expanded at an uneven pace during the six-month reporting period ended June 30, 2016. Economic activity overseas was mixed and generally lackluster. Against this backdrop, US equities posted a modest gain, whereas international developed equities generated poor results. However, the US bond market posted a strong return during the reporting period.

For the six-month reporting period ended June 30, 2016, the NFJ Dividend Value Portfolio (the “Portfolio”) returned 3.79%, underperforming the 6.30% return of the Russell 1000 Value Index over the same period.

US gross domestic product (“GDP”), which is an approximation of the value of all goods and services produced in the country, the broadest measure of economic activity and a key indicator of economic performance, expanded at a revised 0.9% annualized pace during the fourth quarter of 2015. During the reporting period economic growth then decelerated, as GDP grew at an annualized pace of 0.8% during the first quarter of 2016. In addition, the US Commerce Department’s initial estimate for the second quarter of 2016 showed that GDP — released after the reporting period had ended — grew at an annualized pace of 1.2% for the second quarter of 2016.

At its meeting in December 2015 the US Federal Reserve (the “Fed”) raised interest rates for the first time in nearly a decade. More specifically, the US central bank increased the federal funds rate from a range between 0% and 0.25% to a range between 0.25% and 0.50%. However, since that time the Fed has paused increases in interest rates and has downgraded its projections for growth in the US for 2016. In its official statement following its meeting in June 2016 the Fed said, “The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.”

Given generally tepid growth and low inflation outside the US, a number of international central banks pursued highly accommodative monetary policies during the reporting period. For example, both the European Central Bank and the Bank of Japan introduced negative interest rates. Meanwhile, the Bank of England (“BoE”) kept rates unchanged during the reporting period. However, given the June 23, 2016 referendum to leave the European Union (“Brexit”) and expectations for moderating growth, the BoE lowered rates to a new record low of 0.25% at its meeting on August 3, 2016.

2

Outlook

Nine years since the financial crisis started, monetary easing is continuing with few signs of an end in sight. This appears to be especially true in a post-Brexit world rife with economic uncertainty and generally weak growth around the world. Against this backdrop, investor sentiment is likely to be challenged at times. Other questions facing investors are the upcoming November elections in the US and a host of geopolitical issues.

In such an environment, we expect investors to be in for a choppy ride. However, in our view it won’t be without opportunity, especially for those with long term outlooks, a healthy risk appetite and the latitude to invest actively. As always, we will continue to conduct extensive research and focus on quality and sustainability to help our shareholders navigate the many uncertainties around the globe.

On behalf of Allianz Global Investors Fund Management LLC, the Portfolio’s investment manager, and NFJ Investment Group LLC, the Portfolio’s sub-adviser, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Thomas J. Fuccillo

President & Chief Executive Officer

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

3

Unaudited

NFJ Dividend Value Portfolio

For the period of January 1, 2016 through June 30, 2016, as provided by the NFJ Investment Team.

Portfolio Insights

For the six-month period ended June 30, 2016, the NFJ Dividend Value Portfolio (the “Portfolio”) returned 3.79%, underperforming the Russell 1000 Value Index (the “benchmark”) which returned 6.30%.

Market Overview

US large cap equities outpaced their small cap counterparts during the reporting period as the Russell 1000 Index gained 3.74% versus the Russell 2000 Index which appreciated 2.22%. US equities, as measured by the S&P 500 Index, suffered the worst start to a calendar year in decades, touching a 22-month low in mid-February 2016, before recovering to end the reporting period with modest gains. The reporting period closed on a historic, somewhat unexpected note, with the United Kingdom choosing to exit the European Union on June 23. The days that followed the vote saw a spike in uncertainty, with the S&P 500 Index dropping 5.4% in two days—a 3+ standard deviation event. As a result of the volatility in the financial markets, the Fed has taken a dovish stance on interest rates thus far in 2016 and reduced the number of rate increases it expects in 2016 from four to two.

Portfolio Review

Relative underperformance over the reporting period was due to negative stock selection while sector allocation was positive. Selection across the consumer staples and information technology sectors boosted relative returns, but gains were overwhelmed by holdings in the financials and health care sectors, which failed to keep pace with benchmark shares. Investors continued to favor more defensive and bond-proxy-like equities while rising oil prices boosted performance across the energy and materials sectors. Within the benchmark, five sectors delivered double-digit total returns: utilities, telecom services, energy, materials and consumer staples. In terms of sector allocation, two sectors dipped into negative territory over the reporting period, including financials and consumer discretionary. The Portfolio’s overweight in telecom services and underweight in financials contributed to performance results. Conversely, an underweight in utilities and overweight in consumer discretionary detracted from the Portfolio’s relative performance.

Outlook

As we have done for over 26 years, NFJ Investment Group is giving prudence to its philosophy and maintaining a disciplined adherence to its investment process. Allianz Global Investors and NFJ continue to advocate that clients must take risk to generate an excess return, and that an active approach at current valuation levels will be necessary to generate alpha. NFJ’s focus on dividend-paying stocks—one of the three pillars that the NFJ framework was founded on in 1989—may be one solution to help investors generate returns and protect purchasing power in an era where equity appreciation may be more challenged. Over time, the NFJ Investment Team seeks to offer a dividend premium relative to their corresponding benchmarks, in order to generate income for investors at sound valuation levels. Additionally, dividend-paying stocks may protect investors from market volatility, potentially providing an income stream that is independent of market movements. As value equity managers, our philosophy is to continuously style tilt toward low valuation and higher-quality equities. Over time research has shown investing in low valuation equities has generated excess return persistently across time periods and pervasively across regions worldwide (Lakonishok, Shleifer and Vishny, 1994; Fama and French, 1992; Rosenberg, Reid and Lanstein, 1985). Positioning to dividends and value is time tested, and we believe it looks attractive in the current market environment dominated by financial repression, increased volatility and historically rich valuations.

Average Annual Total Return for the period ended June 30, 2016

	6 Month*	1 Year	Since Inception†
NFJ Dividend Value Portfolio	3.79%	-3.45%	8.94%
Russell 1000 Value Index††	6.30%	2.86%	13.37%
Lipper (VIP) Equity Income Funds Avg.	5.11%	0.57%	9.69%

* Cumulative return

† The Portfolio began operations on 8/30/12. Benchmark return comparisons began on the portfolio inception date. Lipper performance comparisons began on 8/31/12.

†† The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index is an unmanaged index that consists of the 2,000 smallest companies in the Russell 3000 Index and represents approximately 10% of the total market capitalization of the Russell 3000. It is generally considered representative of the small-cap market. The Standard & Poor’s 500 Composite Index (S&P 500) is an unmanaged index that is generally representative of the US stock market. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on portfolio distributions or redemption of portfolio shares. The Portfolio’s gross expense ratio is 1.17%. This ratio does not include an expense reduction, contractually guaranteed through 4/30/17. The Portfolio’s expense ratio net of these reductions is 1.00%. Expense ratio information is as of the Portfolio’s current prospectus dated April 25, 2016, as supplemented to date. Performance figures reflect any fee waivers and/or expense reductions by the Portfolio’s investment manager, if applicable. Portfolio performance results shown above are net of all Portfolio operating expenses, but do not reflect the deduction of insurance product charges.

4

Unaudited

NFJ Dividend Value Portfolio (cont’d)

Shareholder Expense Example

	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period

Actual Performance	$1,000.00	$1,037.90	$5.07

Hypothetical Performance (5% return before expenses)	$1,000.00	$1,019.89	$5.02

Expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 182/366.

Industry Allocation (as of June 30, 2016)

Banks	12.9%

Oil, Gas & Consumable Fuels	12.6%

Insurance	9.7%

Diversified Telecommunication Services	6.7%

Pharmaceuticals	4.5%

Electric Utilities	4.3%

Food & Staples Retailing	4.2%

IT Services	4.0%

Other	40.9%

Cash & Equivalents — Net	0.2%

Cumulative Returns Through June 30, 2016

5

Unaudited

Important Information

The NFJ Dividend Value Portfolio (the “Portfolio”) currently offers one share class. Shares of the Portfolio currently available to be purchased by segregated asset accounts that fund variable annuity contracts and variable life insurance policies issued by Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, or other affiliated or unaffiliated insurance companies. To the extent permitted by applicable law, shares of the Portfolio also are available to be purchased by insurance dedicated fund-of-funds vehicles managed by Allianz Investment Management LLC, an affiliate of Allianz Global Investors Fund Management LLC.

The Lipper Averages are calculated by Lipper, Inc. (“Lipper”). They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Average Returns chart for the Portfolio assumes the initial investment was made on the first day of the Portfolio’s initial fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the Portfolio’s inception date.

The following disclosure provides important information regarding the Portfolio’s Shareholder Expense Example, which appears on the Portfolio Summary page in this Semiannual Report. Please refer to this information when reviewing the Shareholder Expense Example for the Portfolio.

Shareholder Expense Example

Shareholders incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period, as indicated, and held for the entire period through June 30, 2016.

Actual Expenses

The information in the table for “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table for “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information for “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Proxy Voting

The Trust’s Investment Manager and Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that the Sub-Adviser may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling 1-800-498-5413, on the Allianz Global Investors Distributors website at us.allianzgi.com and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Form N-Q

The Trust files its complete schedule of the portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling 1-800-498-5413. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6

Schedule of Investments

NFJ Dividend Value Portfolio

June 30, 2016 (unaudited)

Shares		Value
	COMMON STOCK - 99.8%
	Aerospace & Defense - 4.0%
12,100	General Dynamics Corp.	$1,684,804
17,700	United Technologies Corp.	1,815,135

		3,499,939

	Automobiles - 3.5%
123,700	Ford Motor Co.	1,554,909
54,800	General Motors Co.	1,550,840

		3,105,749

	Banks - 12.9%
36,600	Citigroup, Inc.	1,551,474
88,900	Fifth Third Bancorp	1,563,751
54,900	JPMorgan Chase & Co.	3,411,486
18,600	PNC Financial Services Group, Inc.	1,513,854
67,600	Wells Fargo & Co.	3,199,508

		11,240,073

	Biotechnology - 3.9%
27,600	AbbVie, Inc.	1,708,716
20,690	Gilead Sciences, Inc.	1,725,960

		3,434,676

	Capital Markets - 1.7%
16,700	Ameriprise Financial, Inc.	1,500,495

	Chemicals - 1.9%
25,300	Celanese Corp., Ser. A	1,655,885

	Communications Equipment - 2.2%
66,200	Cisco Systems, Inc.	1,899,278

	Construction & Engineering - 2.0%
35,200	Fluor Corp.	1,734,656

	Consumer Finance - 1.6%
21,800	Capital One Financial Corp.	1,384,518

	Containers & Packaging - 1.9%
38,500	International Paper Co.	1,631,630

	Diversified Telecommunication Services - 6.7%
91,200	AT&T, Inc.	3,940,752
34,400	Verizon Communications, Inc.	1,920,896

		5,861,648

	Electric Utilities - 4.3%
27,000	American Electric Power Co., Inc.	1,892,430
23,300	Entergy Corp.	1,895,455

		3,787,885

	Electrical Equipment - 2.0%
28,800	Eaton Corp. PLC	1,720,224

	Food & Staples Retailing - 4.2%
50,100	Wal-Mart Stores, Inc.	3,658,302

	Health Care Providers & Services - 2.2%
23,900	Quest Diagnostics, Inc.	1,945,699

7

Schedule of Investments

NFJ Dividend Value Portfolio

June 30, 2016 (unaudited)(continued)

Shares		Value
	COMMON STOCK (continued)
	Household Products - 2.0%
21,200	Procter & Gamble Co.	$1,795,004

	Insurance - 9.7%
39,900	Hartford Financial Services Group, Inc.	1,770,762
76,000	MetLife, Inc.	3,027,080
30,800	Travelers Cos., Inc.	3,666,432

		8,464,274

	IT Services -4.0%
23,100	International Business Machines Corp.	3,506,118

	Leisure Equipment & Products - 2.0%
56,400	Mattel, Inc.	1,764,756

	Multi-Utilities - 2.1%
39,700	Public Service Enterprise Group, Inc.	1,850,417

	Oil, Gas & Consumable Fuels - 12.6%
17,300	Chevron Corp.	1,813,559
21,700	Exxon Mobil Corp.	2,034,158
68,900	Royal Dutch Shell PLC, Class A ADR	3,804,658
53,100	Sasol Ltd. ADR	1,440,072
39,200	Total S.A. ADR	1,885,520

		10,977,967

	Pharmaceuticals - 4.5%
16,800	Johnson & Johnson	2,037,840
53,100	Pfizer, Inc.	1,869,651

		3,907,491

	Road & Rail - 1.8%
25,300	Ryder System, Inc.	1,546,842

	Semiconductors & Semiconductor Equipment - 2.0%
53,600	Intel Corp.	1,758,080

	Software - 2.2%
58,600	CA, Inc.	1,923,838

	Technology Hardware, Storage & Peripherals - 1.9%
17,600	Apple, Inc.	1,682,560

	Total Common Stock (cost - $81,479,065)	87,238,004

8

Schedule of Investments

NFJ Dividend Value Portfolio

June 30, 2016 (unaudited)(continued)

Principal Amount (000s)		Value
	Repurchase Agreements - 0.6%
$511	State Street Bank & Trust Co., dated 6/30/16, 0.03%, due 7/01/16, proceeds $511,000; collateralized by U.S. Treasury Bonds, 3.125%, due 2/15/43, valued at $525,923 including accrued interest (cost - $511,000)	$511,000

	Total Investments (cost-$81,990,065) - 100.4%	87,749,004
	Liabilities in excess of other assets - (0.4)%	(309,307)

	Net Assets - 100.0%	$87,439,697

Notes to Schedule of Investments:

(a) Fair Value Measurements - See Note 1(b) in the Notes to Financial Statements.

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 6/30/16

Investments in Securities - Assets
Common Stock	$87,238,004	—	—	$87,238,004
Repurchase Agreements	—	$511,000	—	511,000

Totals	$87,238,004	$511,000	—	$87,749,004

At June 30, 2016, there were no transfers between Levels 1 and 2.

Glossary:

ADR - American Depositary Receipt

See accompanying Notes to Financial Statements	9

Statement of Assets and Liabilities

NFJ Dividend Value Portfolio

June 30, 2016 (unaudited)

Assets:
Investments, at value (cost-$81,990,065)	$87,749,004

Cash	661

Dividends and interest receivable (net of foreign withholding taxes)	54,123

Tax reclaims receivable	14,508

Investments in Affiliated Funds - Trustee Deferred Compensation Plan (see Note 3)	2,853

Total Assets	87,821,149

Liabilities:
Payable for Portfolio shares redeemed	258,677

Investment management fees payable	39,014

Servicing fees payable	17,891

Trustees Deferred Compensation Plan payable (see Note 3)	2,853

Accrued expenses and other liabilities	63,017

Total Liabilities	381,452
Net Assets	$87,439,697

Net Assets consist of:
Paid-in-capital	$80,712,986

Undistributed net investment income	1,119,285

Accumulated net realized loss	(151,513)

Net unrealized appreciation	5,758,939

Net Assets	$87,439,697

Shares Issued and Outstanding	8,081,945

Net Asset Value and Redemption Price Per Share	$10.82

See accompanying Notes to Financial Statements	10

Statement of Operations

NFJ Dividend Value Portfolio

Six Months ended June 30, 2016 (unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $32,658)	$1,506,861

Interest	126

Total Investment Income	1,506,987

Expenses:
Investment management	303,096

Servicing	108,248

Legal	30,205

Custodian and accounting agent	21,273

Audit and tax services	14,087

Shareholder communications	8,477

Transfer agent	6,017

Trustees	5,085

Insurance	4,098

Line of credit commitment	553

Miscellaneous	1,748

Total Expenses	502,887

Less: Fee waiver/reimbursement from Investment Manager	(69,341)

Net Expenses	433,546

Net Investment Income	1,073,441

Realized and Change in Unrealized Gain (Loss):
Net realized loss on investments	(113,574)

Net change in unrealized appreciation/depreciation of investments	2,358,903

Net realized and change in unrealized gain	2,245,329

Net Increase in Net Assets Resulting from Investment Operations	$3,318,770

See accompanying Notes to Financial Statements	11

Statement of Changes in Net Assets

NFJ Dividend Value Portfolio

	Six Months ended June 30, 2016 (unaudited)	Year ended December 31, 2015

Investment Operations:
Net investment income	$1,073,441	$1,843,320

Net realized gain (loss)	(113,574)	4,214,653

Net change in unrealized appreciation/depreciation	2,358,903	(14,677,568)

Net increase (decrease) in net assets resulting from investment operations	3,318,770	(8,619,595)

Dividends and Distributions to Shareholders from:
Net investment income	(1,797,401)	(1,695,355)

Net realized capital gains	(4,228,270)	(8,818,268)

Total dividends and distributions to shareholders	(6,025,671)	(10,513,623)

Share Transactions:
Net proceeds from the sale of shares	1,374,869	2,325,153

Issued in reinvestment of dividends and distributions	6,025,671	10,513,623

Cost of shares redeemed	(6,330,375)	(5,422,749)

Net increase from Portfolio share transactions	1,070,165	7,416,027

Total decrease in net assets	(1,636,736)	(11,717,191)

Net Assets:
Beginning of the period	89,076,433	100,793,624

End of the period*	$87,439,697	$89,076,433

*Including undistributed net investment income of:	$1,119,285	$1,843,245

Shares Issued and Redeemed:
Issued	126,119	188,644

Issued in reinvestment of dividends and distributions	563,674	851,995

Redeemed	(562,880)	(417,962)

Net increase	126,913	622,677

See accompanying Notes to Financial Statements	12

Financial Highlights

NFJ Dividend Value Portfolio

For a share outstanding throughout each period:

	Six Months ended June 30, 2016 (unaudited)		Year ended December 31, 2015	Year ended December 31, 2014	Year ended December 31, 2013	Period from August 30, 2012* through December 31, 2012

Net asset value, beginning of period	$11.20		$13.75	$13.22	$10.28	$10.00

Investment Operations:
Net investment income	0.15		0.24	0.23 †	0.25	0.07

Net realized and change in unrealized gain (loss)	0.27		(1.32)	1.08	2.79	0.21	(4)

Total from investment operations	0.42		(1.08)	1.31	3.04	0.28

Dividends and Distributions to Shareholders from:
Net investment income	(0.24)		(0.24)	(0.28)	(0.08)	-

Net realized gains	(0.56)		(1.23)	(0.50)	(0.02)	-

Total dividends and distributions to shareholders	(0.80)		(1.47)	(0.78)	(0.10)	-

Net asset value, end of period	$10.82		$11.20	$13.75	$13.22	$10.28

Total Return (1)	3.79%		(8.86)%	10.01%	29.77%	2.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$87,440		$89,076	$100,794	$105,423	$86,345

Ratio of expenses to average net assets with fee waiver/reimbursement	1.00%	(3)	1.17%	1.21%	1.25%	1.25%	(2)(3)

Ratio of expenses to average net assets without fee waiver/reimbursement	1.16%	(3)	1.17%	1.21%	1.25%	1.28%	(2)(3)

Ratio of net investment income to average net assets	2.48%	(3)	1.94%	1.68%	2.02%	2.20%	(3)

Portfolio turnover rate	9%		49%	26%	22%	4%

*	Commencement of operations.
†	Calculated on average shares outstanding during the year.
(1)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested. Total return includes the effect of any fee waivers and reimbursements.
Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(2)	Inclusive of custody expenses offset by credits earned on cash balances at the custodian bank. (See (1)(g) in the Notes to Financial Statements).
(3)	Annualized.
(4)	The amount shown for a share outstanding throughout the period is not reflective of the aggregate net realized and unrealized gain (loss) for that period due to the timing of sales and redemptions of the Portfolio shares in relation to the fluctuating market value of the investments in the Portfolio.

See accompanying Notes to Financial Statements	13

Notes to Financial Statements

NFJ Dividend Value Portfolio

June 30, 2016 (unaudited)

1. Organization and Significant Accounting Policies

Premier Multi-Series VIT (the “Trust”) was organized as a Massachusetts business trust on May 30, 2012. As of June 30, 2016, the Trust consisted of two separate investment series. These financial statements pertain to the NFJ Dividend Value Portfolio (the “Portfolio”). Prior to commencing operations on August 30, 2012, the Portfolio had no operations other than matters relating to its organization and registration as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services - Investment Companies. Allianz Global Investors Fund Management LLC (the “Investment Manager”) and NFJ Investment Group LLC (“NFJ” or the “Sub-Adviser”), an affiliate of the Investment Manager, serve as the Portfolio’s investment manager and sub-adviser, respectively, and are indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). The Portfolio currently offers one share class. Shares of the Portfolio currently are sold to segregated asset accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and to insurance-dedicated fund-of-funds vehicles sponsored by Allianz Life Insurance Company of North America (“Allianz Life”), an affiliate of the Investment Manager. AAM and Allianz Life are indirect, wholly-owned subsidiaries of Allianz SE, a publicly-traded European insurance and financial services company. The Trust may issue an unlimited number of shares of beneficial interest with $0.00001 par value.

The Portfolio’s objective is to seek long-term growth of capital and income. There can be no assurance that the Portfolio will meet its stated objective.

The preparation of the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Portfolio’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Portfolio:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Portfolio’s investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market securities and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Manager and the Sub-Adviser. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board, as instructed by the Board. The Sub-Adviser monitors the continued appropriateness of methods applied and identifies to the Investment Manager circumstances and events that may require fair valuation. The Investment Manager, in turn, determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Investment Manager (in consultation with the Sub-Adviser) determines that a valuation method may no longer be appropriate, another valuation method may be selected or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premiums or discounts based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

14

Notes to Financial Statements

NFJ Dividend Value Portfolio

June 30, 2016 (unaudited) (continued)

The prices used by the Portfolio to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Portfolio’s financial statements. The Portfolio’s net asset value (“NAV”) is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

●	Level 1 – quoted prices in active markets for identical investments that the Portfolio has the ability to access
●

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

●

Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Portfolio to measure fair value during the six months ended June 30, 2016 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Portfolio’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Level 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Portfolio generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date. Dividend income on the Statement of Operations is shown net of any foreign taxes withheld on income from foreign securities. Interest income and expenses are recorded on an accrual basis.

(d) Federal Income Taxes

The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2016, the Portfolio’s federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service. The Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken.

15

Notes to Financial Statements

NFJ Dividend Value Portfolio

June 30, 2016 (unaudited) (continued)

(e) Dividends and Distributions to Shareholders

The Portfolio declares dividends from net investment income and distributions from net realized capital gains, if any, at least annually. The Portfolio records dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Repurchase Agreements

The Portfolio is a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The Portfolio enters into transactions, under the Master Repo Agreements, with its custodian bank or with securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Portfolio, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Portfolio until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Portfolio require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements, and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited. The gross value is included in the Portfolio’s Schedule of Investments. The value of the related collateral exceeded the value of the repurchase agreements outstanding at June 30, 2016.

(g) Custody Credits on Cash Balances

The Portfolio had an expense offset arrangement with its custodian bank, whereby uninvested cash balances earned credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Portfolio. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

2. Principal Risks

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk).

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Portfolio is exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss to the Portfolio could exceed the value of the financial assets recorded in the Portfolio’s financial statements. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the Portfolio’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Portfolio has received a payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

16

Notes to Financial Statements

NFJ Dividend Value Portfolio

June 30, 2016 (unaudited) (continued)

3. Investment Manager/Sub-Adviser/Distributor Fees & Deferred Compensation

The Trust, on behalf of the Portfolio, has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Portfolio’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Portfolio’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly (net of any reimbursements or recoupment), at the annual rate of 0.70% of the Portfolio’s average daily net assets. Effective January 1, 2016, the Investment Manager contractually agreed to observe, through April 30, 2017, an irrevocable waiver of a portion of its management fees, which reduces the contractual rate by 0.05%, from 0.70% to 0.65% of average daily net assets. For the six months ended June 30, 2016, the Portfolio paid effective investment management fees at a rate of 0.65% of the portfolio’s daily net assets.

The Investment Manager has retained the Sub-Adviser to manage the Portfolio’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Portfolio’s investment decisions. The Investment Manager, not the Portfolio, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AAM, the Investment Manager and the Sub-Adviser, serves as the distributor of the Trust’s shares. The Trust has adopted a Distribution and Servicing Plan (the “Plan”). The Plan permits the Trust, or the Distributor acting as agent of the Trust, to make payments to participating insurance companies, plan sponsors and other financial institutions as compensation for services rendered or expenses borne in connection with certain enumerated services, which include the provision of personal services to segregated asset account shareholders and maintenance of shareholder accounts (“servicing fees”). The Plan permits the share class currently offered by the Portfolio to pay servicing fees at an annual rate of up to 0.25% of the Portfolio’s average daily net assets. Payments are accrued daily and paid monthly.

Trustees do not currently receive any pension or retirement benefits from the Trust. The Trust has adopted a deferred compensation plan for the Trustees that went into place on January 1, 2015 and permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive all or a portion of his or her fees from the Trust on a current basis but to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of the Allianz Funds Multi-Strategy Trust, AllianzGI Institutional Multi-Series Trust or Allianz Funds, selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program is structured such that the Trust remains in substantially the same financial position whether Trustee fees are paid when earned or deferred.

4. Expense Limitation

During the reporting period, the Trust and the Investment Manager were subject to an Expense Limitation Agreement whereby the Investment Manager agreed to waive its fee and/or reimburse the Portfolio through April 30, 2017 to the extent that total annual Portfolio operating expenses (after application of fee waiver described in note 3 above), excluding interest, tax and extraordinary expenses, and certain credits and other expenses, exceeded 1.00% of the Portfolio’s average daily net assets. The Investment Manager, as per the Expense Limitation Agreement, may recoup waived/reimbursed amounts for a period of up to three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/recoupment.

5. Investments in Securities

For the six months ended June 30, 2016, purchases and sales of investments, other than short-term securities, were $7,480,252 and $10,458,374, respectively.

6. Income Tax Information

At June 30, 2016, the cost basis of portfolio securities for federal income tax purposes was $82,025,766. Gross unrealized appreciation was $11,304,863, gross unrealized depreciation was $5,581,625, and net unrealized appreciation was $5,723,238. The difference between book and tax basis was attributable to wash sale loss deferrals.

17

Notes to Financial Statements

NFJ Dividend Value Portfolio

June 30, 2016 (unaudited) (continued)

7. Affiliated Transactions

At June 30, 2016, six affiliated insurance-dedicated fund-of-fund vehicles sponsored by Allianz Life owned 100% of the Portfolio. Portfolio share subscription and redemption activity by the fund-of-fund vehicles with respect to Portfolio shares could have a material impact on the Portfolio.

8. Borrowings

On July 31, 2015, the Trust entered into a new credit agreement (the “Northern Trust Agreement”), among the Trust, AllianzGI Institutional Multi-Series Trust, Allianz Funds and Allianz Funds Multi-Strategy Trust, as borrowers (collectively, the “AllianzGI Borrowers” and certain series thereof, each “AllianzGI Borrower Fund”), and Northern Trust Company, as lender, for a committed line of credit. The Northern Trust Agreement permits the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AllianzGI Borrower Fund is obligated to pay interest on any amounts borrowed under the facility at the greater of (i) the federal funds overnight rate plus 1.00% or (ii) 1.50%, subject to upward adjustment when past-due payments are outstanding. The AllianzGI Borrowers will also pay a usage fee at an annualized rate of 0.15% on undrawn amounts, allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets. Amounts borrowed may be repaid and reborrowed on a revolving basis during the term of the facility. The Portfolio did not utilize the line of credit during the six months ended June 30, 2016. The Northern Trust Agreement had an original maturity date of July 29, 2016, which was extended by 90 days to October 27, 2016, unless further extended, or renewed with revised terms.

9. Subsequent Events

In preparing these financial statements, the Portfolio’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no other subsequent events identified that require recognition or disclosure.

18

Changes to Board of Trustees and Portfolio Officers (unaudited)

NFJ Dividend Value Portfolio

Effective April 15, 2016, Julian Sluyters resigned as a Trustee and as President and Chief Executive Officer of the Trust.

Effective April 25, 2016, A. Douglas Eu became a Trustee of the Trust. Mr. Eu is an “interested person” of the Trust, as defined in Section 2(a) (19) of the 1940 Act, due to his positions with the Investment Manager and its affiliates.

Effective April 25, 2016, Thomas J. Fuccillo, formerly the Vice President, Chief Legal Officer and Secretary of the Trust was appointed President and Chief Executive Officer of the Trust.

Effective April 25, 2016, Angela Borreggine, formerly an Assistant Secretary to the Trust was appointed Chief Legal Officer and Secretary to the Trust.

19

Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements (unaudited)

NFJ Dividend Value Portfolio

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees (the “Board” or the “Trustees”) and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of (i) the Trust’s Investment Management Agreement (the “Investment Management Agreement”) on behalf of NFJ Dividend Value Portfolio (the “Portfolio”) with Allianz Global Investors Fund Management LLC (the “Investment Manager”) and (ii) the Sub-Advisory Agreement between the Investment Manager and NFJ Investment Group LLC (“the “Sub-Adviser”) with respect to the Portfolio. The Investment Management Agreement and the Sub-Advisory Agreement are collectively referred to herein as the “Agreements.”

The Trust’s Contracts Committee, which is comprised of all of the Independent Trustees, met on March 10, 2016 and March 22, 2016 with independent counsel to discuss the materials provided by the Investment Manager in response to the Independent Trustees’ written request for information regarding the annual renewal. Representatives from fund management attended portions of those meetings to review, among other topics, the comparative fee and expense information and comparative performance information prepared and provided by Broadridge Financial Solutions, Inc. (“Broadridge”) for the Portfolio using its Broadridge peer universe for performance and expense comparisons.

At an in-person meeting held on March 22, 2016 (the “March Meeting”), the Board and the Independent Trustees unanimously approved the continuation of the Agreements for an additional one-year period from April 1, 2016 through March 31, 2017.

The material factors and conclusions that formed the basis of these approvals for the Portfolio are discussed below.

The Independent Trustees were assisted in their evaluation of the Agreements and the factors that they deemed to be material, including those factors described below, by independent legal counsel, from whom they received separate legal advice and with whom they met separately from fund management during their contract review meeting.

In connection with their deliberations regarding the approval of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality and extent of the various investment management, administrative and other services performed by the Investment Manager and the Sub-Adviser under the Agreements.

In connection with their contract review meetings, the Trustees received and relied upon materials provided by the Investment Manager including, among other items: (i) information provided by Broadridge, an independent third party, for the Portfolio on the investment performance of a group of funds with investment classifications and/or objectives comparable to those of the Portfolio identified by Broadridge (the “Broadridge performance universe”), the performance of applicable benchmark indices and the total return investment performance (based on net assets) of the Portfolio for various time periods; (ii) information on the Portfolio’s management fees and other expenses and information compiled by Broadridge, as applicable, on the management fees and other expenses of comparable funds identified by Broadridge; (iii) information regarding the investment performance and fees for other funds and accounts managed by the Investment Manager and the Sub-Adviser, including institutional and separate accounts, with a similar investment objective and policies to those of the Portfolio; (iv) an estimate of profitability to the Investment Manager from its relationship with the Portfolio for the twelve months ended December 31, 2015; (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Portfolio, such as portfolio management, compliance monitoring and portfolio trading practices; (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including, without limitation, information regarding senior management, portfolio managers and other personnel providing or proposed to provide investment management, administrative and other services and corporate ownership and business operations unrelated to the Portfolio; (vii) a fact card for the Portfolio including, among other information, performance comparisons between the Portfolio and its Broadridge peer group, total expense ratio and management fee comparisons between the Portfolio and its Broadridge peer group and trends in profitability to the Investment Manager of its advisory relationship with the Portfolio; and (viii) a “Focus Group Scorecard” that presented the Portfolio’s performance with respect to selected metrics against Broadridge peers.

The Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. The Trustees recognized that the fee arrangements for the Portfolio are the result of years of review and discussion between the Trustees and the Investment Manager, that certain aspects of such arrangements may receive greater scrutiny in some years than in others and that the Trustees’ conclusions may be based, in part, on their consideration of the same arrangements during the course of the year and in prior years. The Trustees also took into account that the Investment Manager had proposed the continuation of expense caps for the Portfolio. The Trustees also considered the risk profile of the Portfolio.

20

Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements (unaudited) (continued)

NFJ Dividend Value Portfolio

Performance Information

Performance results for the Portfolio reviewed by the Trustees are discussed below. The comparative performance information was prepared and provided by Broadridge and was not independently verified by the Trustees. Due to the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. The Trustees reviewed, among other information, comparative information showing performance for Portfolio shares against its Broadridge performance universe for the one-year period ended September 30, 2015. For the Portfolio, performance was below median (in the fifth quintile) for the one-year and three-year periods.

In addition, the Trustees considered matters bearing on the Portfolio and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.

As part of their review, the Trustees examined the ability of the Investment Manager and the Sub-Adviser to provide high-quality investment management and other services to the Portfolio. Among other information, the Trustees considered the investment philosophy and research and decision making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Portfolio; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; and the capability of the senior management and staff of the Investment Manager and the Sub-Adviser. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and ability to comply with the investment and compliance policies and procedures of the Portfolio; the nature, extent and quality of certain administrative services the Investment Manager is responsible for providing to the Portfolio; and conditions that might affect the ability of the Investment Manager or the Sub-Adviser to provide high quality services to the Portfolio in the future under the Agreements, including, but not limited to, each organization’s respective financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well-suited to the Portfolio given its respective investment objectives and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet and/or meet any reasonably foreseeable obligations under each Agreement.

Fee and Expense Information

In assessing the reasonableness of the Portfolio’s fees under the Agreements, the Trustees considered, among other information, the Portfolio’s management fee and total expense ratio as a percentage of average daily net assets and the management fees and total expense ratios of a peer group of funds based on information provided by Broadridge. The Trustees also noted the expense limitation agreement observed by the Investment Manager for the Portfolio that caps the total annual expenses of the Portfolio. The Trustees also considered, among other items: (i) the level of the Portfolio’s sub-advisory fees; (ii) the allocation of the management fee between the Investment Manager and the Sub-Adviser, and the services provided by the Investment Manager, on the one hand, and the Sub-Adviser, on the other hand; and (iii) that the Investment Manager (and not the Portfolio) pays the Sub-Advisory fee.

In comparing the Portfolio to its Broadridge peers, with respect to expenses, the Trustees noted that the Portfolio was not charged a separate administration fee, recognizing that their management fee includes a component for administrative services, while many peer funds in the Broadridge category have separate advisory and administration agreements with separate fees.

The Trustees also considered information showing the advisory fees charged by the Investment Manager and Sub-Adviser to other funds and accounts, including institutional and separate accounts, with a similar investment objective and policies to those of the Portfolio. In comparing these fees, the Trustees considered information provided by the Investment Manager as to the generally broader and more extensive services provided to the Portfolio in comparison to institutional or separate accounts, the higher demands placed on the Investment Manager’s investment personnel and trading infrastructure as a result of the daily cash in-flows and outflows of the Portfolio, the greater entrepreneurial risk in managing mutual funds and the impact on the Investment Manager and expenses associated with the more extensive regulatory regime to which the Portfolio is subject in comparison to institutional or separate accounts.

The Trustees reviewed information provided by Broadridge comparing the Portfolio’s management fee and ratios of total expenses to net assets (“total expense ratios”) to those of a group of comparable funds for the most recent fiscal year ended December 31, 2015. The Trustees noted that the Broadridge data takes into account any fee reductions or expense limitations that were in effect during the Portfolio’s last fiscal year. The fee and expense results discussed below were prepared and provided by Broadridge, as applicable, and were not independently verified by the Trustees. The Portfolio’s fee and expense rankings are discussed below relative to the median of the Broadridge-selected group of comparable funds. The Portfolio’s management fees and total expense ratios (taking fee waivers and/or expense limitations into account) were approximately at median.

21

Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements (unaudited) (continued)

NFJ Dividend Value Portfolio

The Trustees considered the estimated profitability to the Investment Manager of its relationship with the Portfolio and determined that such profitability did not appear to be excessive. The Trustees considered the extent to which the Investment Manager and Sub-Adviser may realize economies of scale or other efficiencies in managing and supporting the Portfolio. The Trustees took into account that, as an open-end investment company, the Portfolio intends to raise additional assets, so as the assets of the Portfolio grow over time, certain economies of scale and other efficiencies may be realized through spreading certain fixed costs across a larger asset base or across a variety of products and services, while also taking into account the expense limitation arrangements observed by the Investment Manager for the Portfolio. Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager, the Sub-Adviser and its affiliates, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Portfolio.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and Sub-Adviser’s responses and efforts relating to the investment performance of the Portfolio, including efforts to improve performance. The Trustees also concluded that the fees payable under each Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Manager or Sub-Adviser, as the case may be, and should be continued. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements with respect to the Portfolio were in the interests of the Portfolio and its shareholders, and determined to approve such continuation.

In addition, at an in-person meeting held on June 8, 2016 (the “June Meeting”), the Board and the Independent Trustees unanimously approved the extension of the Agreements for an additional three-month period from April 1, 2017 through June 30, 2017 in order to align the terms of the Agreements for all series of the Trust. The Trustees noted that, at the March Meeting, it had considered and unanimously approved the renewal of the Agreements with respect to the Portfolio for an additional one-year period through March 31, 2017. The Trustees further noted that the Investment Manager had requested that the Board and the Independent Trustees approve the extension of the Agreements with respect to the Portfolio for an additional three months (i.e., through June 30, 2017) solely for the purpose of reducing the number of meetings where the Board must consider annual contract renewals for the Trust and the other investment companies overseen by the Trustees.

The Independent Trustees were assisted in their evaluation of the Agreements and the factors that they deemed to be material by independent legal counsel, from whom they received separate legal advice and with whom they met separately from fund management during their contract review meeting.

In connection with their deliberations regarding the extension of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality and extent of the various investment management, administrative and other services performed by the Investment Manager and the Sub-Adviser under the Agreements.

The Trustees took into account information prepared by the Investment Manager, including memoranda and other materials addressing the factors set out above and provided to the Trustees prior to the meeting. The information related to the extension of the Agreements provided to the Trustees included, among other things, detailed information about the advisory roles of the Investment Manager and the Sub-Adviser, updated since the March Meeting, and updated performance information for the Portfolio. The Trustees also took into account information provided to the Trustees at prior Board meetings, including its March Meeting. That information described, among other things, the services to be provided by the Investment Manager, as well as the Investment Manager’s investment personnel, proposed management fee, performance information and other matters. During the June Meeting, the Trustees met with senior representatives of the Investment Manager to discuss the Agreements and the information provided.

After reviewing these materials in relation to their consideration of the factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and Sub-Adviser’s responses and efforts relating to the investment performance of the Portfolio, including efforts to improve performance. The Trustees also concluded that the fees payable under each Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Manager or Sub-Adviser, as the case may be, and should be extended. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described herein, the Trustees, including the Independent Trustees, unanimously concluded that the extension of the Agreements with respect to the Portfolio were in the interests of the Portfolio and its shareholders, and determined to approve such extension.

22

Privacy Policy (unaudited)

NFJ Dividend Value Portfolio

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Fund Management LLC, Allianz Global Investors Distributors LLC, NFJ Investment Group LLC and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

23

Privacy Policy (unaudited) (continued)

NFJ Dividend Value Portfolio

●

Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website (including your Social Security Number or Taxpayer Identification Number and your password) to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions on our website, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

●

Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Cookies and similar technologies help us to provide customized services and information. We use these technologies on our website to improve our website and services, including to evaluate the effectiveness of our site, and to enhance the site user experience. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

24

Premier Multi-Series VIT

Trustees

Davey S. Scoon

    Chairman of the Board of Trustees

Barbara R. Claussen

Deborah A. DeCotis

F. Ford Drummond

A. Douglas Eu

Bradford K. Gallagher

James A. Jacobson

Hans W. Kertess

James S. MacLeod

William B. Ogden, IV

Alan Rappaport

Officers

Thomas J. Fuccillo

    President & Chief Executive Officer

Lawrence G. Altadonna

    Treasurer, Principal Financial & Accounting Officer

Angela Borreggine

    Chief Legal Officer & Secretary

Thomas L. Harter

    Chief Compliance Officer

Scott Whisten

    Assistant Treasurer

Richard J. Cochran

    Assistant Treasurer

Orhan Dzemaili

    Assistant Treasurer

Debra Rubano

    Assistant Secretary

Investment Manager

    Allianz Global Investors Fund Management LLC

    1633 Broadway

    New York, NY 10019

Sub-Adviser

    NFJ Investment Group LLC

    2100 Ross Avenue, Suite 700

    Dallas, TX 75201

Distributor

    Allianz Global Investors Distributors LLC

    1633 Broadway

    New York, NY 10019

Custodian & Accounting Agent

    State Street Bank & Trust Co.

    801 Pennsylvania Avenue

    Kansas City, MO 64105

Transfer Agent

    Boston Financial Data Services, Inc.

    330 West 9th Street, 5th Floor

    Kansas City, MO 64105

Independent Registered Public Accounting Firm

    PricewaterhouseCoopers LLP

    300 Madison Avenue

    New York, NY 10017

Legal Counsel

    Ropes & Gray LLP

    Prudential Tower

    800 Boylston Street

    Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Portfolio for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Portfolio or any securities mentioned in this report.

The financial information included herein is taken from the records of the records of the Portfolio without examination by an independent registered public accounting firm, who did not express an opinion herein.

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 498-5413. Telephone representatives are available Monday-Friday 8:30 am to 6:00 pm Eastern Time, or visit our website, us.allianzgi.com.

AZ1003SA_063016

AGI-2016-06-29-15782

Premier Multi-Series VIT

RCM Dynamic Multi-Asset Plus VIT Portfolio

Semiannual Report

June 30, 2016

2 – 3	Letter from the President

4 – 5	Portfolio Summary

6	Important Information

7 – 9	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statement of Changes in Net Assets

13	Financial Highlights

14 – 21	Notes to Financial Statements

22	Changes to Board of Trustees and Portfolio Officers

23 – 25	Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements

26 – 27	Privacy Policy

Thomas J. Fuccillo

President & CEO

Dear Shareholder,

The US economy expanded at an uneven pace during the six-month reporting period ended June 30, 2016. Economic activity overseas was mixed and generally lackluster. Against this backdrop, US equities posted a modest gain, whereas international developed equities generated poor results. However, the US bond market posted a strong return during the reporting period.

For the six-month reporting period ended June 30, 2016, the RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Portfolio”) returned 1.08% underperforming the blended benchmark index, 35% S&P 500/20% MSCI EAFE/5% MSCI EM/25% Barclays US Aggregate Government/10% Barclays US Corporate Bond/5% JPM EMBI+ Index, which returned 3.55% over the same period.

US gross domestic product (“GDP”), which is an approximation of the value of all goods and services produced in the country, the broadest measure of economic activity and a key indicator of economic performance, expanded at a revised 0.9% annualized pace during the fourth quarter of 2015. During the reporting period economic growth then decelerated, as GDP grew at an annualized pace of 0.8% during the first quarter of 2016. In addition, the US Commerce Department’s initial estimate for the second quarter of 2016 showed that GDP — released after the reporting period had ended — grew at an annualized pace of 1.2% for the second quarter of 2016.

At its meeting in December 2015 the US Federal Reserve (the “Fed”) raised interest rates for the first time in nearly a decade. More specifically, the US central bank increased the federal funds rate from a range between 0% and 0.25% to a range between 0.25% and 0.50%. However, since that time the Fed has paused increases in interest rates and has downgraded its projections for growth in the US for 2016. In its official statement following its meeting in June 2016 the Fed said, “The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.”

Given generally tepid growth and low inflation outside the US, a number of international central banks pursued highly accommodative monetary policies during the reporting period. For example, both the European Central Bank and the Bank of Japan introduced negative interest rates. Meanwhile, the Bank of England (“BoE”) kept rates unchanged during the reporting period. However, given the June 23, 2016 referendum to leave the European Union (“Brexit”) and expectations for moderating growth, the BoE lowered rates to a new record low of 0.25% at its meeting on August 3, 2016.

Outlook

Nine years since the financial crisis started, monetary easing is continuing with few signs of an end in sight. This appears to be especially true in a post-Brexit world rife with economic uncertainty and generally weak growth around the world. Against this backdrop, investor sentiment is likely to be challenged at times. Other questions facing investors are the upcoming November elections in the US and a host of geopolitical issues.

In such an environment, we expect investors to be in for a choppy ride. However, in our view it won’t be without opportunity, especially for those with long term outlooks, a healthy risk appetite and the latitude to invest actively. As always, we will continue to conduct extensive research and focus on quality and sustainability to help our shareholders navigate the many uncertainties around the globe.

On behalf of Allianz Global Investors Fund Management LLC, the Portfolio’s investment manager and Allianz Global Investors U.S. LLC, the Portfolio’s sub-adviser, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Thomas Fuccillo

President & Chief Executive Officer

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Unaudited

RCM Dynamic Multi-Asset Plus VIT Portfolio

For the period of January 1, 2016 through June 30, 2016, as provided by the Multi-Asset US Group.

Portfolio Insights

For the six-month period ended June 30, 2016, the RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Portfolio”) gained 1.08%, underperforming the 35% S&P 500 Index/20% MSCI EAFE Index/5% MSCI EM Index/25% Barclays US Aggregate Government Bond Index/10% Barclays US Corporate Bond Index/5% JPM EMBI+ Index (the “blended benchmark index”), which returned 3.55%.

Strategy Recap

The RCM Dynamic Multi-Asset Plus VIT Portfolio (DMAP) seeks to provide enhanced risk-adjusted returns and risk mitigation relative to a global 60% equities/40% fixed-income benchmark. To achieve this objective, the Portfolio dynamically allocates its assets based on the investment management team’s assessment of asset class trends and their underlying fundamentals. The strategy favors riskier asset classes when trends and fundamentals are positive and becomes more defensive in its positioning when they are not. The investment team has the ability to dynamically adjust the equity allocation up to 65% when markets are favorable and down to 10% in times of market stress.

Market Overview

During the reporting period, equities experienced bouts of volatility while global bonds rallied, boosted in part by more aggressive monetary easing from developed-country central banks. Initially, concerns about a slowdown in China and a further decline in oil prices contributed to a sell-off in equities from the start of 2016 through March. Despite this early volatility, many equity markets subsequently recovered losses as the reporting period progressed, helped by a recovery in oil and more sanguine forecasts for global growth. However, in late June 2016, news that the UK had voted in favor of leaving the EU contributed to another brief decline in equities. Ultimately, US equities ended the reporting period in positive territory, as measured by the S&P 500 Index which was up 3.84%. However, equities in Japan in local currency terms declined 19.47%, as measured by the MSCI Japan Index, and equities in Europe fell in local currency terms by 3.75%, as measured by the MSCI Europe Index. The MSCI EAFE Index as measured in local currency terms posted a negative result of 7.21% while the losses were less pronounced in dollar terms in light of modest dollar weakness for the period, down 4.42% in USD. For the reporting period, fixed income returns outpaced equities, both globally and in the US, returning 8.96% and 5.31%, respectively, as measured by the Barclays Global Aggregate and Barclays US Aggregate Bond Indices. In the US, weaker than expected US jobs data early in the reporting period contributed to delayed expectations of interest rate increases by the Fed lending support to US Treasuries, which finished the period up 5.37%, according to the Barclays Aggregate Bond Treasury Index, and outperforming US equities which returned 3.84%, as measured by the S&P 500 Index. Within global bonds, emerging market bonds denominated in dollars were one of the best performers returning 12.29%, as measured by the JPM EMBI+.

Portfolio Review

In global equities, the Portfolio entered the reporting period with an underweight of 55% versus 60% for the benchmark. The Portfolio had a reduced emphasis on both developed equities outside the US with a weight of 18% versus a weight of 20% for the benchmark and emerging market equities with a weight of 1% versus 5% for the benchmark. Conversely, the Portfolio was modestly overweight US large cap equities with a 36% weight versus a 35% weight for the benchmark. During the reporting period, equity positions were broadly decreased amidst the early 2016 sell-off with underweights to US and EAFE reaching -10% (25% versus 35% benchmark) and -12% (8% versus 20% benchmark). Exposures to both were subsequently increased, although EAFE remained 9% underweight at just 11% compared to a benchmark of 20% at the end of the reporting period. US Equities ended the reporting period roughly equal weighted versus the benchmark at 35% of the Portfolio.

In fixed income, the Portfolio entered the reporting period with an underweight of 31%, versus 40% for the benchmark, reflecting underweights to US government bonds with a weight of 18%, versus 25% for the benchmark, and corporate bonds with a weight of 7% versus 10% for the benchmark. Meanwhile the Portfolio’s exposure to emerging market debt was roughly in line with the benchmark’s 5% weight. As the Portfolio was de-risked in the early year sell-off, allocations to treasuries and cash were increased, reaching 36% and 20%, respectively. By the end of the reporting period, US Government bonds were reduced to a 10% portfolio weight versus 25% benchmark weight. Conversely, the Portfolio ended the reporting period with overweights to emerging market bonds with a portfolio weight of 8%, versus 5% for the benchmark, and US Corporates with a weight of 15% versus 10% for the benchmark.

In the Portfolio’s opportunistic segment, which represents fixed income or equity investments that are outside the benchmark, a roughly 4% weight to Italian government bonds was held at the beginning of the reporting period, although the position was closed out during the period in favor of an allocation to US high yield bonds. Real Estate Investment Trusts (‘REITs”) were added early in the reporting period and ended with a 4% weight.

While the Portfolio ultimately ended the reporting period with a return below the benchmark, the result included a combination of detractors and contributors. The primary detractor from relative results over the reporting period was the intra-period underweight to equities as markets rallied off their early year declines. The preponderance of underperformance was accrued in March 2016 when developed equity markets gained around 7% and emerging markets topped 13%, thus the Portfolio’s defensive position detracted. The effect was partially offset by the contributive effects of being overweight emerging market bonds, which gained over 12% in the first half of 2016. Positioning effects in the Portfolio’s opportunistic exposure also added modestly.

In terms of absolute performance, all but one of the asset classes in the Portfolio’s benchmark posted gains over the reporting period. In developed equities, the US market, as measured by the S&P 500 Index, gained 3.84%, while markets outside the US, as measured by the MSCI EAFE Index declined 4.42%. US fixed income also ended higher, as measured by the Barclays Capital US Government Bond (5.22%) and US Corporate Investment Grade (7.68%) Indices. Emerging market equities and fixed income respectively gained 6.41% and 12.29%, as measured by the MSCI EM and JPM EMBI+ Indices (in USD).

Outlook

While in the initial aftermath of the UK referendum many risk markets seemed to ignore the result, we expect that the triumph of the “leave” camp will have real and lasting economic and political effects. In the near term, we believe it may contribute to slower global economic growth and more accommodative monetary policy around the world. In addition, we believe that the political fallout may also contribute to bouts of higher volatility across asset markets through year-end.

The US and Asia may be less directly affected by the political swings in Europe. However, we have seen repercussions in these markets as well. The Fed has signaled that it is on hold for the near future and awaiting developments in global markets before resuming its interest rate hiking cycle. Our current firm view is for one 25 basis-point hike by year-end. In Japan, the Yen has been a beneficiary of the global flight to quality in the aftermath of the UK referendum.

From an investment perspective, the Portfolio entered the third quarter with underweights to global equities and US treasuries, an overweight to US Corporate and emerging market bonds and opportunistic exposure to US high yield bonds and REITS.

Unaudited

RCM Dynamic Multi-Asset Plus VIT Portfolio (cont’d)

Average Annual Total Return for the period ended June 30, 2016

	6 Month*	1 Year	Since Inception†
RCM Dynamic Multi-Asset Plus VIT Portfolio	1.08%	-2.59%	-5.13%
MSCI AC World Index††	1.23%	-3.73%	-6.26%
35% S&P 500/20% MSCI EAFE/5% MSCI EM/25% Barclays US Agg Gov’t/10% Barclays US Corp/5% JPM
EMBI+ Index††	3.55%	1.80%	-0.96%
Lipper (VIP) Mixed-Asset Target Alloc Moderate Funds Avg.	2.28%	-0.30%	-1.15%

* Cumulative Return
† The Portfolio began operations on 4/27/15. Benchmark return comparisons began on the portfolio inception date. Lipper performance comparisons began on 4/30/15.
†† The Barclays US Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issues by US and non-US industrial, utility and financial issuers.

The Barclays US Aggregate Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S. Government or any agency thereof, quasi-federal corporations or corporate debt guaranteed by the U.S. Government.

The JPMorgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for US dollar denominated debt instruments of the Emerging Markets: Brady bonds, loans, Eurobonds.

The MSCI All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in emerging markets. The Standard & Poor’s 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large cap segment of the US equities market.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on portfolio distributions or redemption of portfolio shares. The Portfolio’s gross expense ratio is 1.86%. The ratio does not include an expense reduction, contractually guaranteed through at least April 30, 2017. The Portfolio’s expense ratio net of this reduction is 1.20%. Expense ratio information is as of the Portfolio’s current prospectus dated April 25, 2016, as supplemented to date. Performance figures reflect any fee waivers and/or expense reductions by the Portfolio’s investment manager, if applicable. Portfolio performance results shown above are net of all Portfolio operating expenses, but do not reflect the deduction of insurance product charges.

Shareholder Expense Example

	Beginning Account Value (1/1/16)	Ending Account Value (6/30/16)	Expenses Paid During Period
Actual Performance	$1,000.00	$1,010.80	$5.65
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,019.24	$5.67

Expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio of 1.13%, multiplied by the average account value over the period, multiplied by 182/366. The expense ratio does not include the expenses of the Underlying Funds, which are based upon the allocation of the Portfolio’s assets among the Underlying Funds are indirectly borne by the shareholders of the Portfolio.

Asset Allocation (as of June 30, 2016)

U.S. Treasury Obligations	27.9%

Corporate Bonds & Notes	16.4%

U.S. Government Agency Securities	14.1%

Exchange-Traded Funds	12.7%

Mutual Funds	12.6%

Cash & Equivalents — Net	16.3%

Cumulative Returns Through June 30, 2016

Unaudited

Important Information

The RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Portfolio”) currently offers one share class. Shares of the Portfolio currently are available to be purchased by segregated asset accounts that fund variable annuity contracts and variable life insurance policies issued by Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, or other affiliated or unaffiliated insurance companies. To the extent permitted by applicable law, shares of the Portfolio also are available to be purchased by insurance dedicated fund-of-funds vehicles managed by Allianz Investment Management LLC, an affiliate of Allianz Global Investors Fund Management LLC.

The Lipper Averages are calculated by Lipper, Inc. (“Lipper”). They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Average Returns chart for the Portfolio assumes the initial investment was made on the first day of the Portfolio’s initial fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the Portfolio’s inception date.

The following disclosure provides important information regarding the Portfolio’s Shareholder Expense Example, which appears on the Portfolio Summary page in this Semiannual Report. Please refer to this information when reviewing the Shareholder Expense Example for the Portfolio.

Shareholder Expense Example

Shareholders incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period, as indicated, and held for the entire period through June 30, 2016.

Actual Expenses

The information in the table for “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table for “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information for “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Proxy Voting

The Trust’s Investment Manager and Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that the Sub-Adviser may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling 1-800-498-5413, on the Allianz Global Investors Distributors website at us.allianzgi.com and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Form N-Q

The Trust files its complete schedule of the portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling 1-800-498-5413. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Schedule of Investments

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2016 (unaudited)

Principal Amount (000s)		Value
	U.S. Treasury Obligations - 27.9%
	U.S. Treasury Bonds,
$290	3.00%, 11/15/44	$333,778
240	4.375%, 5/15/41	343,045
170	5.25%, 2/15/29	240,513
220	5.375%, 2/15/31	326,455
350	7.625%, 11/15/22	488,817
110	7.875%, 2/15/21	144,345
	U.S. Treasury Notes,
300	0.625%, 10/15/16	300,224
400	0.625%, 11/15/16	400,413
320	0.75%, 2/28/18	320,913
190	1.00%, 9/30/16	190,314
440	1.00%, 6/30/19 (a)	443,841
510	1.125%, 3/31/20 (a)	515,359
370	1.50%, 2/28/19 (a)	378,014
370	1.875%, 10/31/17	376,453
450	2.00%, 5/31/21 (a)	471,410
440	2.00%, 2/15/23 (a)	461,080
310	2.25%, 7/31/18	320,596
250	3.00%, 2/28/17 (a)	254,169

	Total U.S. Treasury Obligations (cost - $6,187,799)	6,309,739

	Corporate Bonds & Notes - 16.4%
	Germany - 4.0%
	KFW,
400	0.625%, 12/15/16	400,019
500	0.75%, 3/17/17	500,165

		900,184

	Norway - 1.3%
300	Kommunalbanken AS 0.875%, 10/3/16	300,206

	Supranational - 9.3%
	European Investment Bank,
500	0.875%, 4/18/17	500,556
300	1.75%, 3/15/17	302,167
	Inter-American Development Bank,
500	0.875%, 4/17/17	500,764
400	1.00%, 9/15/16	400,524
400	International Bank for Reconstruction and Development, 1.00%, 11/15/16	400,547

		2,104,558

	United States - 1.8%
400	Apple, Inc. 1.05%, 5/5/17	400,996

	Total Corporate Bonds & Notes (cost - $3,705,840)	3,705,944

	U.S. Government Agency Securities - 14.1%
	Fannie Mae,
300	0.625%, 8/26/16	300,072
409	1.25%, 9/28/16	409,820
400	1.375%, 11/15/16	401,386
	Federal Home Loan Bank,
450	0.625%, 5/30/17	450,189
450	1.625%, 12/9/16	452,255
	Freddie Mac,
450	1.00%, 3/8/17	451,475
220	1.00%, 6/29/17	220,848
500	1.25%, 5/12/17	503,059

	Total U.S. Government Agency Securities (cost - $3,186,675)	3,189,104

Schedule of Investments

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2016 (unaudited) (continued)

Shares		Value
	Exchange-Traded Funds - 12.7%
7,596	iShares J.P. Morgan USD Emerging Markets Bond	$874,679
12,368	PIMCO Investment Grade Corporate Bond Index (b)	1,314,471
11,716	PowerShares Emerging Markets Sovereign Debt	346,559
4,322	Vanguard Intermediate-Term Corporate Bond	347,014

	Total Exchange-Traded Funds (cost -$2,738,865)	2,882,723

	Mutual Funds (b)(c) - 12.6%
23,170	AllianzGI Emerging Markets Debt	332,716
64,418	PIMCO High Yield	549,490
189,585	PIMCO Investment Grade Corporate Bond	1,981,166

	Total Mutual Funds (cost - $2,820,524)	2,863,372

Principal Amount (000s)

	Repurchase Agreements - 11.8%
$2,663	State Street Bank & Trust Co., dated 6/30/16, 0.03%, due 7/1/16, proceeds $2,663,002; collateralized by U.S. Treasury Bonds, 3.125%, due 2/15/43, valued at $2,719,262 including accrued interest (cost - $2,663,000)	2,663,000

	Total Investments (cost-$21,302,703) - 95.5%	21,613,882
	Other assets less liabilities (d) - 4.5%	1,027,316

	Net Assets - 100.0%	$22,641,198

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for futures.

(b) Affiliated fund.

(c) Institutional Class share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at June 30, 2016:

Type		Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long:	Dow Jones U.S. Real Estate Index	28	$904	9/16/16	$41,623
	Mini MSCI EAFE Index	43	3,473	9/16/16	(7,882)
	Mini MSCI Emerging Markets Index	17	709	9/16/16	28,679
	Mini S&P 500 Index	75	7,838	9/16/16	(43,080)
	SPI 200 Index	2	193	9/15/16	329
Short:	10-Year U.S. Treasury Note	(2)	(266)	9/21/16	(6,676)
	2-Year U.S. Treasury Note	(10)	(2,193)	9/30/16	(15,020)
	5-Year U.S. Treasury Note	(3)	(366)	9/30/16	(6,287)
	Euro STOXX 600 Index	(39)	(708)	9/16/16	(32,822)
	TOPIX Index	(4)	(482)	9/8/16	38,700

					$(2,436)

(e) At June 30, 2016, the Portfolio pledged $1,029,350 in cash as collateral for derivatives.

Schedule of Investments

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2015 (unaudited)(continued)

(f) Fair Value Measurements - See Note 1(b) in the Notes to Financial Statements.

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 6/30/16
Investments in Securities - Assets
U.S. Treasury Obligations	—	$6,309,739	—	$6,309,739
Corporate Bonds & Notes	—	3,705,944	—	3,705,944
U.S. Government Agency Securities	—	3,189,104	—	3,189,104
Exchange-Traded Funds	$2,882,723	—	—	2,882,723
Mutual Funds	2,863,372	—	—	2,863,372
Repurchase Agreements	—	2,663,000	—	2,663,000
	5,746,095	15,867,787	—	21,613,882
Other Financial Instruments*- Assets
Market Price	109,331	—	—	109,331
Other Financial Instruments*- Liabilities
Interest Rate Contracts	(27,983)	—	—	(27,983)
Market Price	(83,784)	—	—	(83,784)
	(111,767)	—	—	(111,767)
Totals	$5,743,659	$15,867,787	—	$21,611,446

* Other financial instruments are derivatives, such as futures contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

At June 30, 2016, there were no transfers between Levels 1 and 2.

(g) The following is a summary of the Portfolio’s derivatives categorized by risk exposure:

The effect of derivatives on the Statement of Assets and Liabilities at June 30, 2016:

Location	Interest Rate Contracts	Market Price	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	—	$109,331	$109,331
Liability derivatives:
Payable for variation margin on futures contracts*	$(27,983)	$(83,784)	$(111,767)
* Included in net unrealized depreciation of $2,436 on futures contracts as reported in Note (d) of the Notes to Schedule of Investments.

The effect of derivatives on the Statement of Operations for the six months ended June 30, 2016:

Location	Interest Rate Contracts	Market Price	Total
Net realized loss on futures contracts	$4,946	$(213,136)	$(208,190)
Net change in unrealized appreciation/depreciation of futures contracts	$(26,509)	$27,757	$1,248

The average volume (based on the open positions at each month-end) of derivative activity for the six months ended June 30, 2016:

Futures Contracts (1)
Long	Short
146	20

(1) Number of contracts

Glossary:

EAFE - Europe, Australasia and Far East

MSCI - Morgan Stanley Capital International

TOPIX - Tokyo Stock Price Index

See accompanying Notes to Financial Statements	9

Statement of Assets and Liabilities

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2016 (unaudited)

Assets:

Investments, at value (cost-$14,546,404)	$14,773,039

Investments in Affiliates, at value (cost-$4,093,299)	4,177,843

Repurchase agreements, at value (cost-$2,663,000)	2,663,000

Cash	223

Deposits with brokers for derivatives collateral	1,029,350

Receivable for variation margin on futures contracts	109,331

Interest receivable	47,972

Dividends receivable from Affiliates	9,051

Investments in Affiliated Funds - Trustee Deferred Compensation Plan (see Note 5)	491

Prepaid expenses	2

Total Assets	22,810,302

Liabilities:

Payable for variation margin on futures contracts	111,767

Payable for investments in Affiliates purchased	9,051

Investment management fees payable	5,310

Servicing fees payable	4,612

Payable for Portfolio shares redeemed	496

Trustee Deferred Compensation Plan payable (see Note 5)	491

Accrued expenses	37,377

Total Liabilities	169,104

Net Assets	$22,641,198

Net Assets consist of:
Paid-in-capital	$23,545,283

Dividends in excess of net investment income	(32,876)

Accumulated net realized loss	(1,181,950)

Net unrealized appreciation	310,741

Net Assets	$22,641,198

Shares Issued and Outstanding	2,409,405

Net Asset Value and Redemption Price Per Share	$9.40

See accompanying Notes to Financial Statements	10

Statement of Operations

RCM Dynamic Multi-Asset Plus VIT Portfolio

Six Months ended June 30, 2016 (unaudited)

Investment Income:

Interest	$47,806

Dividends from investments in Affiliates	40,747

Dividends	31,572

Total Investment Income	120,125

Expenses:

Investment management	73,269

Servicing	26,168

Custodian and accounting agent	19,752

Audit and tax services	19,150

Offering	18,638

Legal	4,805

Insurance	2,946

Shareholder communications	2,334

Transfer agent	1,894

Trustees	1,037

Line of credit commitment	131

Miscellaneous	2,076

Total Expenses	172,200
Less: Fee waiver/reimbursement from Investment Manager	(53,791)
Net Expenses	118,409
Net Investment Income	1,716

Realized and Change in Unrealized Gain (Loss):

Net realized gain (loss) on:

Investments	(5,533)
Investments in Affiliates	(14,123)
Futures contracts	(208,190)
Foreign currency transactions	4,938
Net change in unrealized appreciation/depreciation of:

Investments	338,164
Investments in Affiliates	141,670
Futures contracts	1,248
Foreign currency transactions	2,957
Net realized and change in unrealized gain	261,131

Net Increase in Net Assets Resulting from Investment Operations	$262,847

See accompanying Notes to Financial Statements	11

Statement of Changes in Net Assets

RCM Dynamic Multi-Asset Plus VIT Portfolio

	Six Months ended June 30, 2016 (unaudited)	Period from April 27, 2015* through December 31, 2015
Investment Operations:
Net investment income (loss)	$1,716	$(26,539)

Net realized loss	(222,908)	(972,658)

Net change in unrealized appreciation/depreciation	484,039	(173,298)

Net increase (decrease) in net assets resulting from investment operations	262,847	(1,172,495)

Share Transactions:
Net proceeds from the sale of shares	2,342,865	7,032,859

Cost of shares redeemed	(251,254)	(573,624)

Net increase from Portfolio share transactions	2,091,611	6,459,235

Total increase in net assets	2,354,458	5,286,740

Net Assets:
Beginning of period	20,286,740	15,000,000

End of period**	$22,641,198	$20,286,740

**Including dividends in excess of net investment income of:	$(32,876)	$(34,592)

Shares Issued and Redeemed:
Issued	255,009	742,556

Redeemed	(27,599)	(60,561)

Net increase	227,410	681,995

* Commencement of operations.

See accompanying Notes to Financial Statements	12

Financial Highlights

RCM Dynamic Multi-Asset Plus VIT Portfolio

For a share outstanding throughout each period:

	Six Months ended June 30, 2016 (unaudited)		Period from April 27, 2015* through December 31, 2015
Net asset value, beginning of period	$9.30		$10.00

Investment Operations:

Net investment income (loss)	-	†	(0.01)
Net realized and change in unrealized gain (loss)	0.10		(0.69)
Total from investment operations	0.10		(0.70)
Net asset value, end of period	$9.40		$9.30
Total Return (1)	1.08%		(7.00)%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000s)	$22,641		$20,287
Ratio of expenses to average net assets with fee waiver/reimbursement (2)(3)(4)	1.13%		1.15%
Ratio of expenses to average net assets without fee waiver/reimbursement (2)(3)(4)	1.56%		2.17%
Ratio of net investment income (loss) to average net assets (2)(3)(4)	0.02%		(0.23)%
Portfolio turnover rate	32%		58%

*	Commencement of operations.
†	Less than $0.01 per share.
(1)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested. Total return includes the effect of any fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(2)	Does not include expenses of the investment companies in which the Portfolio invests.
(3)	Annualized, unless otherwise noted.
(4)	Certain expenses incurred by the Portfolio were not annualized.

See accompanying Notes to Financial Statements	13

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2016 (unaudited)

1. Organization and Significant Accounting Policies

Premier Multi-Series VIT (the “Trust”) was organized as a Massachusetts business trust on May 30, 2012. As of June 30, 2016, the Trust consisted of two separate investment series. These financial statements pertain to the RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Portfolio”). Prior to commencing operations on April 27, 2015, the Portfolio had no operations other than matters relating to its organization and registration as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services - the Investment Companies. Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Sub-Adviser”), an affiliate of the Investment Manager, serve as the Portfolio’s investment manager and sub-adviser, respectively, and are indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). The Portfolio currently offers one share class. Shares of the Portfolio currently are sold to segregated asset accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and to insurance-dedicated fund-of-funds vehicles sponsored by Allianz Life Insurance Company of North America (“Allianz Life”), an affiliate of the Investment Manager. AAM and Allianz Life are indirect, wholly-owned subsidiaries of Allianz SE, a publicly-traded European insurance and financial services company. The Trust may issue an unlimited number of shares of beneficial interest with $0.00001 par value. The Portfolio sold and issued 1,500,000 shares of beneficial interest to Allianz Funds Investments, Inc. (“AFI”) at an aggregate purchase price of $15,000,000.

The Portfolio’s objective is to seek long term capital appreciation. There can be no assurance that the Portfolio will meet its stated objective.

The preparation of the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Portfolio’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Portfolio:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. Investments in mutual funds are valued at the net asset value (“NAV”) as reported on each business day. The Portfolio’s investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market securities and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded futures are valued at the price determined by the relevant exchange.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Manager and the Sub-Adviser. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board, as instructed by the Board. The Sub-Adviser monitors the continued appropriateness of methods applied and identifies to the Investment Manager circumstances and events that may require fair valuation. The Investment Manager, in turn, determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Investment Manager (in consultation with the Sub-Adviser) determines that a valuation method may no longer be appropriate, another valuation method may be selected or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2016 (unaudited) (continued)

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premiums or discounts based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Portfolio may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Portfolio to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Portfolio’s financial statements. The Portfolio’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

●	Level 1 – quoted prices in active markets for identical investments that the Portfolio has the ability to access
●

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

●

Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Portfolio to measure fair value during the six months ended June 30, 2016 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Portfolio’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Level 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Portfolio generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2016 (unaudited) (continued)

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are observable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories; investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issues by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Dividends from underlying funds are recorded as dividend income, while capital gain distributions are recorded as net capital gain distributions received from underlying funds on the Statement of Operations. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses of the underlying funds are reflected in the net asset values of those funds.

(d) Federal Income Taxes

The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2016, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken. The Portfolio’s federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders

The Portfolio declares dividends from net investment income and distributions from net realized capital gains, if any, at least annually. The Portfolio records dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Foreign Currency Translation

The Portfolio’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Portfolio’s Statement of Operations.

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2016 (unaudited) (continued)

The Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Portfolio does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Repurchase Agreements

The Portfolio is a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The Portfolio enters into transactions, under the Master Repo Agreements, with its custodian bank or with securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Portfolio, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Portfolio until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Portfolio require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements, and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited. The gross value is included in the Portfolio’s Schedule of Investments. The value of the related collateral exceeded the value of the repurchase agreements outstanding at June 30, 2016.

(h) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(i) Exchange-Traded Funds

The Portfolio may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bear directly in connection with its own operations.

(j) Organizational and Offering Costs

Organizational costs are expensed at the inception of the Portfolio. Offering costs are amortized over a twelve-month period from the commencement of the Portfolio.

2. Principal Risks

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Portfolio is also exposed to other risks such as, but not limited to, interest rate, foreign currency and credit risks.

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2016 (unaudited) (continued)

more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money as a result of movements in interest rates. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

The Portfolio is exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Portfolio directly invests in foreign currencies or in securities that trade in, and receives revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s’ investments in foreign currency-denominated securities may reduce the returns of the Portfolio. The local emerging market currencies in which the Portfolio may be invested may experience substantially greater volatility against the U.S. dollar than the major convertible currencies in developed countries.

The Portfolio is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Portfolio to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Portfolio. Even when markets perform well, there is no assurance that the investments held by the Portfolio will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Portfolio is exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss to the Portfolio could exceed the value of the financial assets recorded in the Portfolio’s financial statements. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the Portfolio’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Portfolio has received a payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

3. Underlying Funds and Other Acquired Funds Risk

The Portfolio may, at any time, invest in affiliated and unaffiliated funds (which may include certain affiliated mutual funds and ETFs sponsored by AAM or its subsidiaries (the “Underlying Funds”) and ETFs, mutual funds and pooled investment vehicles other than the Underlying Funds (“Other Acquired Funds”)). Accordingly, the investment performance of the Portfolio depends upon a favorable allocation among the Underlying Funds and Other Acquired Funds as well as the ability of the Underlying Funds and Other Acquired Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund or Other Acquired Fund will be achieved. The risks associated with investing in each Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds and Other Acquired Funds.

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2016 (unaudited) (continued)

Investing in the Underlying Funds and Other Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds or Other Acquired Funds. The Portfolio’s NAV will fluctuate in response to changes in the net asset values of the Underlying Funds and Other Acquired Funds in which it invests. The extent to which the investment performance and risks associated with Portfolio correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which Portfolio’s assets are allocated from time to time for investment in the Underlying Fund or Other Acquired Fund, which will vary. The Portfolio may invest in other investment companies during periods when it has large amounts of uninvested cash, during periods when there is a shortage of attractive securities available in the market, or when a Sub-Adviser believes share prices of other investment companies offer attractive values. To the extent that a Portfolio invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund.

4. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Portfolio at times use derivatives for hedging purposes, the Portfolio reflect derivatives at fair value and recognize changes in fair value through the Portfolio’s Statement of Operations, and such derivatives do not qualify for hedge accounting treatment.

Futures Contracts. The Portfolio uses futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Portfolio agrees to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Portfolio as unrealized appreciation or depreciation. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

5. Investment Manager/Sub-Adviser/Distributor Fees & Deferred Compensation

The Trust, on behalf of the Portfolio, has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Portfolio’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Portfolio’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly (net of any reimbursements or recoupment), at the annual rate of 0.70% of the Portfolio’s average daily net assets.

The Investment Manager has retained the Sub-Adviser to manage the Portfolio’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Portfolio’s investment decisions. The Investment Manager, not the Portfolio, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AAM, the Investment Manager and the Sub-Adviser, serves as the distributor of the Trust’s shares. The Trust has adopted a Distribution and Servicing Plan (the “Plan”). The Plan permits the Trust, or the Distributor acting as agent of the Trust, to make payments to participating insurance companies, plan sponsors and other financial institutions as compensation for services rendered or expenses borne in connection with certain enumerated services, which include the provision of personal services to segregated asset account shareholders and maintenance of shareholder accounts (“servicing fees”). The Plan permits the share class currently offered by the Portfolio to pay servicing fees at an annual rate of up to 0.25% of the Portfolio’s average daily net assets. Payments are accrued daily and paid monthly.

The Trustees do not currently receive any pension or retirement benefits from the Trust or the fund complex. The Trust has adopted a deferred compensation plan for the Trustees that went into place on January 1, 2015 and permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive all or a portion of his or her fees from the Trust on a current basis but to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in a Portfolio or Portfolios or in one or

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2016 (unaudited) (continued)

more series of Allianz Funds Multi–Strategy Trust or Allianz Funds, selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program is structured such that the Trust remains in substantially the same financial position whether the Trustee fees are paid when earned or deferred.

6. Expense Limitation

The Trust and the Investment Manager have entered into an Expense Limitation Agreement whereby the Investment Manager has agreed to waive its fee and/or reimburse any acquired fund fees and expenses to the Portfolio through April 30, 2017, to the extent that total annual Portfolio operating expenses, including payment of organizational expenses but excluding interest, tax and extraordinary expenses, and certain credits and other expenses, exceed 1.20% of the Portfolio’s average net assets. The Investment Manager, as per the Expense Limitation Agreement, may recoup waived and/or reimbursed amounts for a period of up to three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement. During the six months ended June 30, 2016, the Investment Manager reimbursed $53,791 to the Portfolio as disclosed on the Statement of Operations. The Investment Manager may recoup $140,713 of expenses waived/reimbursed in fiscal year ended December 31, 2015.

7. Investments in Securities

For the six months ended June 30, 2016, purchases and sales of investments, other than short-term securities, were:

U.S. Government Obligations		All Other
Purchases	Sales Proceeds	Purchases	Sales Proceeds
$2,108,226	-	$5,564,605	$2,636,208

8. Income Tax Information

At June 30, 2016, the cost basis of portfolio securities for federal income tax purposes was $21,366,910. Gross unrealized appreciation was $271,039, gross unrealized depreciation was $24,067 and net unrealized appreciation was $246,972. The difference between book and tax basis was attributable to wash sale loss deferrals and the differing treatment of bond premium amortization.

9. Affiliated Transactions

At June 30, 2016, two affiliated insurance-dedicated fund-of-fund vehicles sponsored by Allianz Life owned 100% of the Portfolio. Portfolio share subscription and redemption activity by the fund-of-fund vehicles with respect to Portfolio shares could have a material impact on the Portfolio.

The following table shows the transactions in and earning from affiliates for the six months ended June 30, 2016:

	Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 6/30/2016	Dividend Income	Net Realized Loss	Net Capital Gain Distributions Received
AllianzGI Emerging Markets Debt	-	$326,239	-	$6,477	$332,716	$3,593	-	-
PIMCO High Yield	-	870,810	$(322,838)	2,669	549,490	5,831	$(1,151)	-
PIMCO Investment Grade Corporate Bond	$821,607	1,367,084	(285,380)	33,701	1,981,166	25,222	(12,972)	-
PIMCO Investment Grade Corporate Bond Index	-	1,272,774	-	41,697	1,314,471	6,101	-	-
Totals	$821,607	$3,836,907	$(608,218)	$84,544	$4,177,843	$40,747	$(14,123)	-

10. Borrowings

On July 31, 2015, the Trust entered into a new credit agreement (the “Northern Trust Agreement”), among the Trust, AllianzGI Institutional Multi-Series Trust, Allianz Funds and Allianz Funds Multi-Strategy Trust, as borrowers (collectively, the “AllianzGI Borrowers” and certain series thereof, each an “AllianzGI Borrower Fund”), and Northern Trust Company, as lender, for a committed line of credit. The Northern Trust Agreement permits the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AllianzGI Borrower Fund is obligated to pay interest on any amounts borrowed under the facility at the greater of (i) the federal funds overnight rate plus 1.00% or (ii) 1.50%, subject to upward adjustment when any past-due payments are outstanding. The AllianzGI Borrowers also pay a usage fee at an annualized rate of 0.15% on undrawn amounts, allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets. Amounts borrowed may be repaid and reborrowed on a revolving basis, subject to availability and compliance with the terms of the Northern Trust Agreement, during the term of the facility. The Portfolio did not

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2016 (unaudited) (continued)

utilize the line of credit during the six months ended June 30, 2016. The Northern Trust Agreement had an original maturity date of July 29, 2016, which was extended by 90 days to expire on October 27, 2016, unless further extended, or renewed with revised terms.

11. Subsequent Events

In preparing these financial statements, the Portfolio’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no subsequent events identified that require recognition or disclosure.

Changes to Board of Trustees and Portfolio Officers (unaudited)

RCM Dynamic Multi-Asset Plus VIT Portfolio

Effective April 15, 2016, Julian Sluyters resigned as a Trustee and as President and Chief Executive Officer of the Trust.

Effective April 25, 2016, A. Douglas Eu became a Trustee of the Trust. Mr. Eu is an “interested person” of the Trust, as defined in Section 2(a) (19) of the 1940 Act, due to his positions with the Investment Manager and its affiliates.

Effective April 25, 2016, Thomas J. Fuccillo, formerly the Vice President, Chief Legal Officer and Secretary to the Trust was appointed President and Chief Executive Officer of the Trust.

Effective April 25, 2016, Angela Borreggine, formerly an Assistant Secretary to the Trust was appointed Chief Legal Officer and Secretary of the Trust.

Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements (unaudited)

RCM Dynamic Multi-Asset Plus VIT Portfolio

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees (the “Board” or the “Trustees”) and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of (i) the Trust’s Investment Management Agreement (the “Investment Management Agreement”) on behalf of RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Portfolio”) with Allianz Global Investors Fund Management LLC (the “Investment Manager”) and (ii) the Sub-Advisory Agreement between the Investment Manager and Allianz Global Investors U.S. LLC (“the “Sub-Adviser”) with respect to the Portfolio. The Investment Management Agreement and the Sub-Advisory Agreement are collectively referred to herein as the “Agreements.”

The Trust’s Contracts Committee, which is comprised of all of the Independent Trustees, met on May 24, 2016 and June 8, 2016 with independent counsel to discuss the materials provided by the Investment Manager in response to the Independent Trustees’ written request for information regarding the annual renewal. Representatives from fund management attended portions of those meetings to review, among other topics, the comparative fee and expense information and comparative performance information prepared and provided by Broadridge Financial Solutions, Inc. (“Broadridge”) for the Portfolio using its Broadridge peer universe for performance and expense comparisons.

At an in-person meeting held on June 8, 2016, the Board and the Independent Trustees unanimously approved the continuation of the Agreements for an additional one-year period from July 1, 2016 through June 30, 2017.

The material factors and conclusions that formed the basis of these approvals for the Portfolio are discussed below.

The Independent Trustees were assisted in their evaluation of the Agreements and the factors that they deemed to be material, including, but not limited to, those factors described below, by independent legal counsel, from whom they received separate legal advice and with whom they met separately from fund management during their contract review meeting.

In connection with their deliberations regarding the approval of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality and extent of the various investment management, administrative and other services performed by the Investment Manager and the Sub-Adviser under the Agreements.

In connection with their contract review meetings, the Trustees received and relied upon materials provided by the Investment Manager including, among other items: (i) information provided by Broadridge, an independent third party, for the Portfolio on the investment performance of a group of funds with investment classifications and/or objectives comparable to those of the Portfolio identified by Broadridge (the “Broadridge performance universe”), the performance of applicable benchmark indices and the total return investment performance (based on net assets) of the Portfolio for various time periods; (ii) information on the Portfolio’s management fees and other expenses and information compiled by Broadridge, as applicable, on the management fees and other expenses of comparable funds identified by Broadridge; (iii) information regarding the investment performance and fees for other funds and accounts managed by the Investment Manager and the Sub-Adviser, including institutional and separate accounts, with a similar investment objective and policies to those of the Portfolio; (iv) an estimate of profitability to the Investment Manager from its relationship with the Portfolio for the twelve months ended March 31, 2016; (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Portfolio, such as portfolio management, compliance monitoring and portfolio trading practices; (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including, without limitation, information regarding senior management, portfolio managers and other personnel providing or proposed to provide investment management, administrative and other services and corporate ownership and business operations unrelated to the Portfolio; and (vii) a fact card for the Portfolio including, among other information, performance comparisons between the Portfolio and its Broadridge peer group, total expense ratio and management fee comparisons between the Portfolio and its Broadridge peer group hard return and trends in profitability to the Investment Manager of its advisory relationship with the Portfolio. The Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. The Trustees recognized that the fee arrangements for the Portfolio are the result of prior review and discussion between the Trustees and the Investment Manager, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of the same arrangements during the course of the year and in prior years. The Trustees also took into account that the Investment Manager had proposed the continuation of expense caps for the Portfolio. The Trustees also considered the risk profile of the Portfolio.

Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements (unaudited) (continued)

RCM Dynamic Multi-Asset Plus VIT Portfolio

Performance Information

Performance results for the Portfolio reviewed by the Trustees are discussed below. The comparative performance information was prepared and provided by Broadridge and was not independently verified by the Trustees. Due to the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. The Trustees reviewed, among other information, comparative information showing performance for Portfolio shares against its Broadridge performance universe for the period since inception and ending March 31, 2016. In reviewing the comparative performance information for the Portfolio, the Trustees took into account that the Portfolio had been in existence for less than a year and had a relatively short performance history. For the Portfolio, performance was below median (in the fifth quintile) for the period since inception.

In addition, the Trustees considered matters bearing on the Portfolio and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.

As part of their review, the Trustees examined the ability of the Investment Manager and the Sub-Adviser to provide high-quality investment management and other services to the Portfolio. Among other information, the Trustees considered the investment philosophy and research and decision making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Portfolio; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; and the capability of the senior management and staff of the Investment Manager and the Sub-Adviser. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and ability to comply with the investment and compliance policies and procedures of the Portfolio; the nature, extent and quality of certain administrative services the Investment Manager is responsible for providing to the Portfolio; and conditions that might affect the ability of the Investment Manager or the Sub-Adviser to provide high quality services to the Portfolio in the future under the Agreements, including each organization’s respective financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well-suited to the Portfolio given its respective investment objectives and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet and/or meet any reasonably foreseeable obligations under each Agreement.

Fee and Expense Information

In assessing the reasonableness of the Portfolio’s fees under the Agreements, the Trustees considered, among other information, the Portfolio’s management fee and total expense ratio as a percentage of average daily net assets and the management fees and total expense ratios of a peer group of funds based on information provided by Broadridge. The Trustees also noted the expense limitation agreement observed by the Investment Manager for the Portfolio that caps the total annual expenses of the Portfolio. The Trustees also considered, among other items: (i) the level of the Portfolio’s sub-advisory fees; (ii) the allocation of the management fee between the Investment Manager and the Sub-Adviser, and the services provided by the Investment Manager, on the one hand, and the Sub-Adviser, on the other hand; and (iii) that the Investment Manager (and not the Portfolio) pays the Sub-Advisory fee.

In comparing the Portfolio to its Broadridge peers, with respect to expenses, the Trustees noted that the Portfolio was not charged a separate administration fee, recognizing that their management fee includes a component for administrative services, while many peer funds in the Broadridge category have separate advisory and administration agreements with separate fees.

The Trustees also considered information showing the advisory fees charged by the Investment Manager and Sub-Adviser to other funds and accounts, including institutional and separate accounts, with a similar investment objective and policies to those of the Portfolio. In comparing these fees, the Trustees considered information provided by the Investment Manager as to the generally broader and more extensive services provided to the Portfolio in comparison to institutional or separate accounts, the higher demands placed on the Investment Manager’s investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Portfolio, the greater entrepreneurial risk in managing mutual funds and the impact on the Investment Manager and expenses associated with the more extensive regulatory regime to which the Portfolio is subject in comparison to institutional or separate accounts.

The Trustees reviewed information provided by Broadridge comparing the Portfolio’s management fee and ratios of total expenses to net assets (“total expense ratios”) to those of a group of comparable funds for the most recent fiscal year ended December 31, 2015. The Trustees noted that the Broadridge data takes into account any fee reductions or expense limitations that were in effect during the

Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements (unaudited) (continued)

RCM Dynamic Multi-Asset Plus VIT Portfolio

Portfolio’s last fiscal year. The fee and expense results discussed below were prepared and provided by Broadridge, as applicable, and were not independently verified by the Trustees. The Portfolio’s management fees and total expense ratios (taking fee waivers and/or expense limitations into account) were below the median of the Broadridge-selected group of comparable funds.

The Trustees considered the estimated profitability to the Investment Manager of its relationship with the Portfolio and determined that such profitability did not appear to be excessive. The Trustees considered the extent to which the Investment Manager and Sub-Adviser may realize economies of scale or other efficiencies in managing and supporting the Portfolio. The Trustees took into account that, as an open-end investment company, the Portfolio intends to raise additional assets, so as the assets of the Portfolio grow over time, certain economies of scale and other efficiencies may be realized through spreading certain fixed costs across a larger asset base or across a variety of products and services, while also taking into account the expense limitation arrangements observed by the Investment Manager for the Portfolio. Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager, the Sub-Adviser and its affiliates, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Portfolio.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and Sub-Adviser’s responses and efforts relating to the investment performance of the Portfolio, including efforts to improve performance. The Trustees also concluded that the fees payable under each Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Manager or Sub-Adviser, as the case may be, and should be continued. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements with respect to the Portfolio were in the interests of the Portfolio and its shareholders, and determined to approve such continuation.

Privacy Policy(unaudited)

RCM Dynamic Multi-Asset Plus VIT Portfolio

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Fund Management LLC, Allianz Global Investors Distributors LLC, NFJ Investment Group LLC and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

Privacy Policy (unaudited)(continued)

RCM Dynamic Multi-Asset Plus VIT Portfolio

●

Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website (including your Social Security Number or Taxpayer Identification Number and your password) to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions on our website, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

●

Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Cookies and similar technologies help us to provide customized services and information. We use these technologies on our website to improve our website and services, including to evaluate the effectiveness of our site, and to enhance the site user experience. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

Premier Multi-Series VIT

  Trustees

  Davey S. Scoon

      Chairman of the Board of Trustees

  Barbara R. Claussen

  Deborah A. DeCotis

  F. Ford Drummond

  A. Douglas Eu

  Bradford K. Gallagher

  James A. Jacobson

  Hans W. Kertess

  James S. MacLeod

  William B. Ogden, IV

  Alan Rappaport

  Officers

  Thomas J. Fuccillo

    President & Chief Executive Officer

  Lawrence G. Altadonna

    Treasurer, Principal Financial & Accounting Officer

  Angela Borreggine

    Chief Legal Officer & Secretary

  Thomas L. Harter

    Chief Compliance Officer

  Scott Whisten

    Assistant Treasurer

  Richard J. Cochran

    Assistant Treasurer

  Orhan Dzemaili

    Assistant Treasurer

  Debra Rubano

    Assistant Secretary

Investment Manager

   Allianz Global Investors Fund Management LLC

   1633 Broadway

   New York, NY 10019

Sub-Adviser

   Allianz Global Investors U.S. LLC

   1633 Broadway

   New York, NY 10019

Distributor

  Allianz Global Investors Distributors LLC

  1633 Broadway

  New York, NY 10019

Custodian & Accounting Agent

   State Street Bank & Trust Co.

   801 Pennsylvania Avenue

   Kansas City, MO 64105

Transfer Agent

   Boston Financial Data Services, Inc.

   330 West 9th Street, 5th Floor

   Kansas City, MO 64105

Independent Registered Public Accounting Firm

   PricewaterhouseCoopers LLP

   300 Madison Avenue

   New York, NY 10017

Legal Counsel

   Ropes & Gray LLP

   Prudential Tower

   800 Boylston Street

   Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Portfolio for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Portfolio or any securities mentioned in this report.

The financial information included herein is taken from the records of the records of the Portfolio without examination by an independent registered public accounting firm, who did not express an opinion herein.

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 498-5413. Telephone representatives are available Monday-Friday 8:30 am to 6:00 pm Eastern Time, or visit our website, us.allianzgi.com.

AZ1004SA_063016

AGI-2016-06-29-15784

ITEM 2. CODE OF ETHICS

(a) Not required in this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund’s last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a)    The registrant’s President and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)    There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Not required in this filing.

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant : Premier Multi-Series VIT

By	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo, President & Chief Executive Officer

Date: August 26, 2016

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: August 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo, President & Chief Executive Officer

Date: August 26, 2016

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: August 26, 2016